SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): September 9, 2003


                              FEDDERS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                     1-8831                  22-2572390
(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
     of Incorporation)                                     Identification No.)


                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
             (Address of Principal Executive Offices and Zip Code)


                                 (908) 604-8686
              (Registrant's telephone number, including area code)

Item 8. Change in Fiscal Year.

         On August 26, 2003, the Board of Directors of Fedders Corporation (the "Company") decided to change the Company's focal year end from August 31 to December 31. The Company intends to file a transition report on Form 10-Q to cover the transition period of September 1, 2003 to December 31, 2003.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FEDDERS CORPORATION


                                             By: /s/ Kent E. Hansen
                                                 ------------------------
                                                Kent E. Hansen
                                                Executive Vice President and
                                                Secretary

Dated:  September 9, 2003

Exhibit 99

[Attach press release]



Contact:  Michael Giordano, (908) 604-8686
          Investorrelations@fedders.com

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